Exhibit 4.3

COMMON STOCK PAR VALUE $.0001 COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ SPECIMEN Shares **1********************* ***1******************** ****1******************* *****1****************** ******1***************** Adobe ADOBE SYSTEMS INCORPORATED INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Certificate Number CI00034298 THIS CERTIFIES THAT COMPUTERSHARE SHAREHOLDER SERVICES INC SPECIMEN CERTIFICATE CUSIP 00724F 10 1 SEE REVERSE FOR CERTAIN DEFINITIONS is the owner of **ONE** FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF Adobe Systems Incorporated transferable only on the share register of said Corporation, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed or assigned. The shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the By-Laws of said Corporation and any amendments thereof, to all of which holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. President and Chief Executive Officer Senior Vice President & General Counsel ADOBE SYSTEMS INCORPORATED SEAL MAY 30, 1997 DELAWARE DATED 07-JAN-2010 COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE SECURITY INSTRUCTIONS ON REVERSE 308229 Printed by DATA BUSINESS FORMS

ADOBE SYSTEMS INCORPORATED This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Adobe Systems Incorporated and Computershare Trust Company, N.A., as Rights Agent, dated as of July 11, 1990 (the "Rights Agreement"), as amended, the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of Adobe Systems Incorporated. Under certain circumstances as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Adobe Systems Incorporated will mail to the holder of this certificate a copy of the Rights Agreement without charge within five days after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, rights issued to or beneficially owned by acquiring persons or their associates or affiliates (as defined in the Rights Agreement) or any subsequent holder of such rights may be limited as provided in Section 11(a)(ii) and Section 24 of the Rights Agreement. A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON THE HOLDERS THEREOF, AS ESTABLISHED BY THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS AMENDED, OR BY ANY CERTIFICATE OF DESIGNATION, AND THE NUMBER CF SHARES CONSTITUTING EACH CLASS OR SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, AT THE PRINCIPAL OFFICE OF THE CORPORATION. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT- Custodian (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN - as joint tenants with right of survivorship and not as tenants in common (Cust) (Minor) UNIF TRF MIN ACT Custodian (until age ) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. SECURITY INSTRUCTIONS THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.